                                                                     Exhibit 4.1


                                     [LOGO]

  NUMBER                                                              SHARES
 [G00000]                                                            [      ]

                         [GST TELECOMMUNICATIONS LOGO]
           (INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT)


                                                           [CUSIP 361942 10 5]

This certifies that


is the registered holder of


                 fully paid and non-assessable common shares of
                          GST TELECOMMUNICATIONS, INC.


transferable on the books of the Company by such registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof the said Company has caused this certificate to be signed by its duly authorized officers.

                                    [COMMON]

     Dated

Transfer Agent and Registrar
Montreal Trust Company of Canada  Toronto  Vancouver
Countersigned and Registered
Co-Transfer Agent
Registrar and Transfer Company    Cranford
Countersigned and Registered


By ___________________________________
          Authorized Officer

Transferable at the offices of Montreal Trust Company of Canada, Toronto, Ontario or Vancouver, British Columbia or the Registrar and Transfer Company, Cranford, New Jersey.


                                     [SEAL]    Chairman of the Board and
                                               Chief Executive Officer


                                        Vice Chairman of the Board and Secretary
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     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

              PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

                         [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ]

_______________________________________________________________________________
                        (Name and address of transferee)

_______________________________________________________________________________


_______________________________________________________________________________

________________________________________________________________________ shares registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

__________________________________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.

     DATED:


_____________________________________  ________________________________________
      (Signature of Witness)                  (Signature of Shareholder)

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

        Signature Guaranteed By:







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